UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2023

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25651 Atlantic Ocean Drive Lake Forest, California		92630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2023, STAAR Surgical Company (the “Company”) announced that it named Mr. Warren Foust, age 47, to serve in the newly created role of Chief Operating Officer (COO), effective April 24, 2023. Most recently, Mr. Foust served as Worldwide President, Johnson & Johnson Vision, Surgical, since December 2019. Prior to Johnson & Johnson Vision, Surgical, he served as Worldwide President of Mentor, a leading breast reconstruction and aesthetics business unit of Johnson & Johnson from 2018-2019, and Vice President, U.S. Sales and Marketing from 2015-2018. Prior to Mentor, Mr. Foust held various sales leadership roles at DePuy Synthes, also a company of Johnson & Johnson. He started his career at Roche Pharmaceuticals as a sales representative in 1999. Mr. Foust holds an MBA and bachelor’s degree from the University of Alabama. There are no family relationships between Mr. Foust and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his service as COO, Mr. Foust accepted an offer letter pursuant to which Mr. Foust will receive the following compensation as COO: (i) base salary at an annual rate of $550,000, (ii) participation in the Company’s annual cash bonus program with a target bonus of 70% of his base salary, (iii) a new hire initial grant of equity with a grant date value of $2,750,000, (x) half of which consists of stock options a third of which will vest on the one year anniversary of employment and the remainder of which will vest at the rate of 1/24 per month over the following two years, and (y) half of which consists of restricted stock units, a third of which will vest on each of the first, second and third anniversaries of employment. Mr. Foust will participate in all other elements of the Company’s executive compensation and benefits plans. The summary herein is qualified in its entirety by reference to the offer letter the Company extended to Mr. Foust, a copy of which is attached hereto as Exhibit 10.1 , and is incorporated herein by reference. Mr. Foust will report directly to the Company's President and Chief Executive Officer, Mr. Tom Frinzi.

Item 7.01. Regulation FD Disclosure.

On March 29, 2023, the Company issued a press release announcing the management changes. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Foust offer letter dated March 24, 2023

99.1	Press Release dated March 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

March 29, 2023	By:	/s/ Thomas G. Frinzi
Thomas G. Frinzi
President and Chief Executive Officer